CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 18

to

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8 and 737-9 Aircraft

    THIS SUPPLEMENTAL AGREEMENT NO. 18 (Supplemental Agreement No. 18), entered into as of August 13, 2021, is by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer) (Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.

    WHEREAS, the Parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (as amended and supplemented, Purchase Agreement) relating to, among other things, Boeing model 737-9 aircraft (737-9 Aircraft) (collectively Aircraft);

WHEREAS, Customer has elected to exercise twelve (12) Group 1 Option Aircraft, and Boeing and Customer have agreed to a revised delivery schedule for those twelve (12) exercised Group 1 Option Aircraft;

WHEREAS, Boeing and Customer have agreed to a revised delivery schedule for the Group 2 Option Aircraft; and

WHEREAS, the Parties desire to amend the Purchase Agreement as set forth hereinafter to reflect the agreement of the Parties.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:

P.A. 3866
ASA    SA-18-1

Supplemental Agreement No. 18 to
Purchase Agreement No. 3866

1.Table of Contents, Table and Supplemental Exhibit.

1.1The “Table of Contents” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto and incorporated into the Purchase Agreement, to reflect the changes made in this Supplemental Agreement No. 18.

1.2“Table 1-D to Purchase Agreement No. PA-03866” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised “Table 1-D to Purchase Agreement No. PA-03866,” attached hereto and incorporated into the Purchase Agreement, to reflect the exercise of twelve (12) Group 1 Option Aircraft in their revised delivery months as part of this Supplemental Agreement No. 18.

1.3Supplemental Exhibit BFE1 in the Purchase Agreement, entitled “Buyer Furnished Equipment Variables,” is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit BFE1, attached hereto and incorporated into the Purchase Agreement.

2. Letter Agreement.

2.1Letter Agreement No. ASA-PA-3866-LA-09440R7, entitled “Option Aircraft,” is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09440R8, attached hereto and incorporated into the Purchase Agreement, to reflect (i) the exercise of twelve (12) Group 1 Option Aircraft and (ii) the revision to the delivery stream for Group 2 Option Aircraft as part of this Supplemental Agreement No. 18.

3.Miscellaneous.

3.1    [***].

3.2    [***].

3.3    [***]

P.A. 3866
ASA    SA-18-2

Supplemental Agreement No. 18 to
Purchase Agreement No. 3866

EXECUTED IN DUPLICATE as of the day and year first written above and below.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 13, 2021

ALASKA AIRLINES, INC.

By

Its	SVP Fleet, Finance and Alliances & Treasurer

P.A. 3866
ASA    SA-18-3